As filed with the Securities and Exchange Commission on September 27, 2004

Registration No. 333-118783

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2 to

FORM F-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Hutchison Telecommunications International Limited

(Exact name of Registrant as specified in its charter)

The Cayman Islands	4813	Not Applicable
(Jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

18/F, Two Harbourfront

22 Tak Fung Street

Hunghom, Kowloon

Hong Kong

852-2128-3222

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Hutchison Whampoa Agents (US) Inc.

10900 NE 8th Street, Suite 1488

Bellevue, WA 98004

United States of America

1-425-709-8882

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies To:

Sebastian R. Sperber David W. Hirsch Cleary, Gottlieb, Steen & Hamilton Bank of China Tower One Garden Road, Hong Kong 852-2521-4122	William Y. Chua Sullivan & Cromwell LLP 28th Floor, Nine Queen’s Road Central Hong Kong 852-2826-8688

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:    As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box.  ☐

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 8.    EXHIBITS.

The following documents are exhibits to the registration statement.

Exhibit Number	Description of Exhibit

1.1*	Form of Underwriting Agreement

3.1	Amended and Restated Memorandum of Association

3.2	Articles of Association

4.1	Form of American Depositary Receipt

4.2	Amended and Restated Memorandum of Association (filed as Exhibit 3.1 hereof)

4.3	Articles of Association (filed as Exhibit 3.2 hereof)

4.4	Form of Deposit Agreement among the Registrant, Citibank, N.A., as depositary, and Holders and Beneficial Holders from time to time of American Depositary Shares evidenced by American Depositary Receipts issued thereunder, including the form of American Depositary Receipt (incorporated by reference to the Depositary’s Registration Statement on Form F-6 (File No. 333-119242), filed with the Securities and Exchange Commission on September 24, 2004 with respect to the American Depositary Receipts)

5.1†	Form of opinion of Conyers Dill & Pearman, Cayman, Cayman Islands counsel to the Registrant, as to the validity of the ordinary shares

5.2	Form of opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the depositary, as to the validity of the American Depositary Receipts (incorporated by reference to the Depositary’s Registration Statement on Form F-6 (File No. 333-119242), filed with the Securities and Exchange Commission on September 24, 2004 with respect to the American Depositary Receipts)

10.1†	Sale and Purchase Agreement dated June 21, 2004 between Hutchison Telecommunications Lanka (Private) Limited (formerly called Lanka Cellular Services (Pvt.) Ltd.) and Hutchison 3G Italy Investments S.à r.l, relating to the restructuring

10.2	Sale and Purchase Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited sold one share in Hutchison Telecommunications (HK) Holdings Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.3	Loan Agreement dated September 17, 2004 between Hutchison Telecommunications International (Cayman) Holdings Limited and Hutchison Telecommunications Investment Holdings Limited, relating to the restructuring

10.4	Loan Agreement dated September 17, 2004 between Hutchison Telecommunications International (HK) Limited and Hutchison International Limited, relating to the restructuring

10.5	Loan Assignment Agreement dated September 17, 2004 under which Hutchison International Limited transferred a debt owed by Whampoa Holdings Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.6	Loan Assignment Agreement dated September 17, 2004 under which Hutchison International Limited transferred a debt owed to it by Hutchison Telephone Company Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

Exhibit Number	Description of Exhibit

10.7	Loan Assignment Agreement dated September 17, 2004 under which Hutchison International Limited transferred a debt owed to it by Hutchison Telecommunication Services Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.8	Loan Assignment Agreement dated September 17, 2004 under which Hutchison International Limited transferred a debt owed to it by Hutchison 3G HK Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.9	Loan Assignment Agreement dated September 17, 2004 under which Hutchison International Limited transferred a debt owed to it by Hutchison Telecommunications (Hong Kong) Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.10	Loan Agreement dated September 20, 2004 between Hutchison Global Communications Investment Holding Limited and Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.11	Sale and Purchase Agreement dated September 17, 2004 between Hutchison International Limited and Hutchison Global Communications Investment Holding Limited, relating to the restructuring

10.12	Loan Agreement dated September 20, 2004 between HTI (BVI) Holdings Limited and Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.13	Sale and Purchase Agreement dated September 20, 2004 under which Hutchison Telecommunications Limited sold shares in Hutchison Global Communications Investment Holding Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.14	Loan Assignment Agreement dated September 20, 2004 under which Hutchison International Limited transferred a loan facility owed to it by Hutchison Global Communications Holdings Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.15	Loan Assignment Agreement dated September 20, 2004 under which Hutchison International Limited transferred a debt owed to it by Hutchison Global Communications Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.16	Transfer Agreement dated September 20, 2004 under which Mangere International Limited transferred a note issued by Hutchison Global Communications Holdings Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.17	Loan Assignment Agreement dated September 20, 2004 under which Mangere International Limited transferred a debt owed to Hutchison Global Communications Investment Holding Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.18	Transfer Agreement dated September 20, 2004 under which Hutchison International Limited transferred a deposit deposited to it by Hutchison Global Communications Investment Holding Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.19	Loan Agreement dated September 17, 2004 under which Hutchison Telecommunications International (Thailand) Holdings Limited borrowed an amount designated in US dollars from Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

Exhibit Number	Description of Exhibit

10.20	Sale and Purchase Agreement dated September 17, 2004 between Hutchison Telecommunications (Malaysia) Limited and Hutchison Telecommunications International (Thailand) Holdings Limited, relating to the restructuring

10.21	Loan Agreement dated September 17, 2004 under which Hutchison Telecommunications International (Thailand) Holdings Limited borrowed an amount designated in Thai baht from Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.22	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications (Malaysia) Limited transferred a debt owed to it by Hutchison Multimedia Services (Thailand) Limited to Hutchison Telecommunications International (Thailand) Holdings Limited, relating to the restructuring

10.23	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications (Malaysia) Limited transferred a debt owed to it by Hutchison Telecommunications (Thailand) Co. Limited to Hutchison Telecommunications International (Thailand) Holdings Limited, relating to the restructuring

10.24	Sale and Purchase Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited sold one share in CGP Investments (Holdings) Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.25	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by CGP Investments (Holdings) Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.26	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Hutchison Telecommunications Investment Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.27	Sale and Purchase Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited sold one share in Fairglass Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.28	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Fairglass Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.29	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Hutchison Telecommunications Lanka (Private) Limited (formerly called Lanka Cellular Services (Pvt.) Ltd.) to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.30	Sale and Purchase Agreement dated July 16, 2004 between Essar Telecom India Holdings Limited and HTI (BVI) Holdings Limited, relating to the restructuring

10.31	Sale and Purchase Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited sold 6 “A” shares in Hutchison Telecommunications (India) Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.32	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Hutchison Telecommunications (India) Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

Exhibit Number	Description of Exhibit

10.33	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by CGP Investments (Holdings) Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.34	Sale and Purchase Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited sold one share in Kuwata Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.35	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Certwell Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.36	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Kasapa Telecom Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.37	Sale and Purchase Agreement dated September 18, 2004 under which Hutchison Telecommunications Limited sold one share in Pearl Charm Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.38	Loan Agreement dated September 18, 2004 between Widcombe Limited and Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.39	Acknowledgement of Debt and Advances Assignment Agreement dated September 18, 2004 under which Hutchison Telecommunications Limited acknowledged a debt owed to it by Widcombe Limited and transferred a debt owed to it by Hutchison Telecommunications Paraguay S.A. to Widcombe Limited, relating to the restructuring

10.40	Loan Assignment Agreement dated September 18, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Widcombe Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.41	Loan Assignment Agreement dated September 18, 2004 under which HTI (1993) Holdings Limited transferred a debt owed to it by Wellington Gardens Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.42	Loan Assignment Agreement dated September 18, 2004 under which HTI (1993) Holdings Limited transferred a debt owed to it by Widcombe Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.43	Loan Assignment Agreement dated September 18, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Pearl Charm Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.44	Loan Agreement dated September 17, 2004 between Advent Investments Pte Limited and Hutchison OMF Limited, relating to the restructuring

10.45	Instrument of Transfer dated September 17, 2004 between Hutchison Telecommunications (Amsterdam) B.V. and Advent Investments Pte Limited, relating to the restructuring

10.46	Loan Agreement dated September 17, 2004 between Hutchison Telecommunications (Cyprus) Limited and Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

Exhibit Number	Description of Exhibit

10.47	Loan Agreement dated September 17, 2004 between Hutchison Telecommunications International (Netherlands) B.V. and Hutchison Telecommunications (Cyprus) Limited, relating to the restructuring

10.48	Instrument of Transfer dated September 17, 2004 between Advent Investments Pte. Ltd. and Hutchison Telecommunications International (Netherlands) B.V., relating to the restructuring

10.49†	Instrument of Transfer dated June 18, 2004 between Colonial Nominees Limited and Advent Investments Pte. Ltd., relating to the restructuring

10.50	Deposit Transfer Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred deposits deposited with it by Advent Investments Pte and Amber International Holdings Inc. to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.51	Sale and Purchase Agreement dated September 22, 2004 under which Hutchison Telecommunications Limited sold 10 shares in Amber International Holdings Inc. to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.52	Loan Agreement dated September 22, 2004 between Hutchison Telecommunications International (HK) Limited and the Registrant, relating to the restructuring

10.53	Sale and Purchase Agreement dated September 22, 2004 under which Hutchison Telecommunications Investment Holdings Limited sold two shares in Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.54	Share Purchase and Loan Transfer Agreement dated September 22, 2004 under which Hutchison Telecommunications Investment Holdings Limited (1) sold one share in Hutchison Telecommunications International (Cayman) Holdings Limited and (2) transferred loans to Hutchison Telecommunications International (Cayman) Holdings Limited to the Registrant, relating to the restructuring

10.55	Sale and Purchase Agreement dated September 17, 2004 under which HTHK Limited sold one share in Hutchison Mobile Communications Limited to Hutchison Telecommunications Limited, relating to the restructuring

10.56	Sale and Purchase Agreement dated September 17, 2004 under which HTHK Limited sold one share in Tegor Limited to Hutchison Telecommunications Limited, relating to the restructuring

10.57	The Transfer and Declaration of Trust Deed dated September 17, 2004 whereby Whampoa Holdings Limited transferred its beneficial interest in the Argentine Title, Rights and Obligations, relating to the restructuring

10.58	Sale and Purchase Agreement dated September 17, 2004 between Array Holdings Limited and Hutchison Telecommunications Limited, relating to the restructuring

10.59	Tax Indemnity Deed dated September September 24, 2004 between Hutchison Telecommunications Limited and the Registrant

10.60	Non-Competition Agreement dated September 24, 2004 between the Registrant and Hutchison Whampoa Limited

10.61	IPR Framework Agreement dated September 24, 2004 between Hutchison International Limited and the Registrant

Exhibit Number	Description of Exhibit

10.62	Registration Rights Agreement dated September 24, 2004 among Hutchison Telecommunications Investment Holdings Limited, Cheung Kong (Holdings) Limited and the Registrant

10.63	Counter-Indemnity Agreement dated September 24, 2004 between Hutchison Whampoa Limited and the Registrant

10.64	Share Option Scheme dated September 17, 2004 of the Registrant and its group members

10.65†	Acquisition Agreement dated January 28, 2004 among Hutchison Global Communications Holdings Limited, Vanda Systems & Communications Holdings Limited and Hutchison International Limited

10.66†	Shareholders Agreement dated April 23, 1998 between Max Telecom Ventures Limited and Hutchison Telecommunications (India) Limited and Telecom Investments India Private Limited and Hutchison Max Telecom Limited

10.67#†	Shareholders Agreement dated May 2, 2000 among Essar Teleholdings Limited, CGP India Investments Limited, Mobilvest, CCII (Mauritius) Inc., Prime Metals Ltd., Euro Pacific Securities Ltd., Jaykay Finholdings (India) Private Limited and Sterling Cellular Limited

10.68#†	Shareholders Agreement dated May 31, 2002 among Indusind Telecom Network Limited, Hamko Financial Services Limited, Kotak Mahindra Finance Limited, Trans Crystal Limited, Usha Martin Telematics Limited and Fascel Limited

10.69†	Shareholders Agreement dated April 9, 2004 between Multifaced Finstock Private Limited and CGP India Investments Limited and Telecom Investments (India) Private Limited

10.70†	Shareholders Agreement dated April 9, 2004 between Asian Telecommunication Investments (Mauritius) Limited and UMT Investments Limited and Usha Martin Telematics Limited

10.71	[Intentionally left blank]

10.72	ETH Pass-Through Agreement dated September 24, 2004 between HTI (1993) Holdings Limited, Hutchison Whampoa Limited and Hutchison Telecom (BVI) Limited

10.73	[Intentionally left blank]

10.74#†	Marketing Service Agreement dated August 14, 1996 (as amended on April 1, 1997, October 16, 2000 and August 11, 2003) between the Communications Authority of Thailand and Hutchison CAT Wireless Multimedia Company Limited

10.75#†	Lease Agreement dated October 16, 2000 among Communications Authority of Thailand, BFKT (Thailand) Limited and Hutchison CAT Wireless Multimedia Company Limited

10.76†	Hutchison Wireless Shareholders’ Agreement dated October 16, 2000 between Hutchison Telecommunications Investment Limited, GMRP (Thailand) Limited, Tawan Telecom Company Limited, Mr. Prayong Boonsong, Mr. Virat Ovararint and i-Mobile Holdings Company Limited

10.77†	Hutchison CAT Shareholders’ Agreement dated October 14, 1999 and amended October 16, 2000 between Hutchison CAT Wireless Multimedia Company Limited and Communications Authority of Thailand Telecom

10.78†	PKNS (Thailand) Limited Shareholders’ Agreement dated October 16, 2000 between Light Power Telecommunications Limited and DPBB (Thailand) Limited

Exhibit Number	Description of Exhibit

10.79	Partner Relationship Agreement dated October 10, 1999 (incorporated by reference to Partner’s registration statement on Form F-1 (No. 333-10992))

10.80	Amendment to Partner Relationship Agreement dated April 23, 2002 (incorporated by reference to Partner’s annual report on Form 20-F (No. 001-14968) for the fiscal year ended December 31, 2001)

10.81†	Amended and Restated Share Pledge dated September 10, 1998 between Advent Investments Pte. Ltd. and Bank Leumi

10.82†	Amended and Restated Share Pledge dated October 24, 1999 between Advent Investments Pte. Ltd. and Bank Leumi

10.83†	Share Pledge dated June 23, 2004 between Advent Investments Pte. Ltd. and Bank Leumi

10.84*	Hong Kong Underwriting Agreement

21.1†	List of subsidiaries of the Registrant

23.1†	Consent of PricewaterhouseCoopers

23.2†	Consent of Kesselman and Kesselman

23.3†	Consent of Conyers Dill & Pearman, Cayman (included in Exhibit 5.1)

23.4	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2) (incorporated by reference to the Depositary’s Registration Statement on Form F-6 (File No. 333-119242), filed with the Securities and Exchange Commission on September 24, 2004 with respect to the American Depositary Receipts)

23.5†	Consent of Baker & McKenzie Limited

23.6†	Consent of DTZ Debenham Tie Leung Limited

24.1†	Powers of Attorney (included in signature pages in registration statement)

*	To be filed by amendment.
#	Confidential treatment has been requested. Confidential material has been redacted and separately filed with the Securities and Exchange Commission.
†	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hong Kong, on September 27, 2004.

HUTCHISON TELECOMMUNICATIONS INTERNATIONAL LIMITED

By:	/s/ Chan Ting Yu
Name: Chan Ting Yu
Title: Executive Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on September 27, 2004.

Signature	Title

/s/ * FOK Kin-ning, Canning	Chairman and Non-Executive Director

/s/ * Dennis Pok Man LUI	Executive Director and Chief Executive Officer

/s/ Chan Ting Yu CHAN Ting Yu	Executive Director

/s/ *	Executive Director and Chief Financial and Accounting Officer

/s/ * CHOW WOO Mo Fong, Susan	Non-Executive Director

Frank John SIXT	Non-Executive Director

KWAN Kai Cheong	Independent Non-Executive Director

John W. STANTON	Independent Non-Executive Director

Kevin WESTLEY	Independent Non-Executive Director

*By:	/s/ Chan Ting Yu
Chan Ting Yu Attorney-in-fact

SIGNATURE OF AUTHORIZED REPRESENTATIVE OF

Hutchison Telecommunications International Limited

Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Hutchison Telecommunications International Limited, has signed this Registration Statement or amendment thereto in the United States, on September 27, 2004.

Hutchison Telecommunications International Limited

By:	/s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title: Authorized Representative

Exhibit Index

Exhibit Number	Description of Exhibit

1.1*	Form of Underwriting Agreement

3.1	Amended and Restated Memorandum of Association

3.2	Articles of Association

4.1	Form of American Depositary Receipt

4.2	Amended and Restated Memorandum of Association (filed as Exhibit 3.1 hereof)

4.3	Articles of Association (filed as Exhibit 3.2 hereof)

4.4	Form of Deposit Agreement among the Registrant, Citibank, N.A., as depositary, and Holders and Beneficial Holders from time to time of American Depositary Shares evidenced by American Depositary Receipts issued thereunder, including the form of American Depositary Receipt (incorporated by reference to the Depositary’s Registration Statement on Form F-6 (File No. 333-119242), filed with the Securities and Exchange Commission on September 24, 2004 with respect to the American Depositary Receipts)

5.1†	Form of opinion of Conyers Dill & Pearman, Cayman, Cayman Islands counsel to the Registrant, as to the validity of the ordinary shares

5.2	Form of opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the depositary, as to the validity of the American Depositary Receipts (incorporated by reference to the Depositary’s Registration Statement on Form F-6 (File No. 333-119242), filed with the Securities and Exchange Commission on September 24, 2004 with respect to the American Depositary Receipts)

10.1†	Sale and Purchase Agreement dated June 21, 2004 between Hutchison Telecommunications Lanka (Private) Limited (formerly called Lanka Cellular Services (Pvt.) Ltd.) and Hutchison 3G Italy Investments S.à r.l, relating to the restructuring

10.2	Sale and Purchase Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited sold one share in Hutchison Telecommunications (HK) Holdings Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.3	Loan Agreement dated September 17, 2004 between Hutchison Telecommunications International (Cayman) Holdings Limited and Hutchison Telecommunications Investment Holdings Limited, relating to the restructuring

10.4	Loan Agreement dated September 17, 2004 between Hutchison Telecommunications International (HK) Limited and Hutchison International Limited, relating to the restructuring

10.5	Loan Assignment Agreement dated September 17, 2004 under which Hutchison International Limited transferred a debt owed by Whampoa Holdings Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.6	Loan Assignment Agreement dated September 17, 2004 under which Hutchison International Limited transferred a debt owed to it by Hutchison Telephone Company Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.7	Loan Assignment Agreement dated September 17, 2004 under which Hutchison International Limited transferred a debt owed to it by Hutchison Telecommunication Services Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

Exhibit Number	Description of Exhibit

10.8	Loan Assignment Agreement dated September 17, 2004 under which Hutchison International Limited transferred a debt owed to it by Hutchison 3G HK Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.9	Loan Assignment Agreement dated September 17, 2004 under which Hutchison International Limited transferred a debt owed to it by Hutchison Telecommunications (Hong Kong) Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.10	Loan Agreement dated September 20, 2004 between Hutchison Global Communications Investment Holding Limited and Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.11	Sale and Purchase Agreement dated September 17, 2004 between Hutchison International Limited and Hutchison Global Communications Investment Holding Limited, relating to the restructuring

10.12	Loan Agreement dated September 20, 2004 between HTI (BVI) Holdings Limited and Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.13	Sale and Purchase Agreement dated September 20, 2004 under which Hutchison Telecommunications Limited sold shares in Hutchison Global Communications Investment Holdings Limited to HTI (BVI) Holding Limited, relating to the restructuring

10.14	Loan Assignment Agreement dated September 20, 2004 under which Hutchison International Limited transferred a loan facility owed to it by Hutchison Global Communications Holdings Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.15	Loan Assignment Agreement dated September 20, 2004 under which Hutchison International Limited transferred a debt owed to it by Hutchison Global Communications Limited to Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.16	Transfer Agreement dated September 20, 2004 under which Mangere International Limited transferred a note issued by Hutchison Global Communications Holdings Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.17	Loan Assignment Agreement dated September 20, 2004 under which Mangere International Limited transferred a debt owed to Hutchison Global Communications Investment Holding Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.18	Transfer Agreement dated September 20, 2004 under which Hutchison International Limited transferred a deposit deposited to it by Hutchison Global Communications Investment Holding Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.19	Loan Agreement dated September 17, 2004 under which Hutchison Telecommunications International (Thailand) Holdings Limited borrowed an amount designated in US dollars from Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.20	Sale and Purchase Agreement dated September 17, 2004 between Hutchison Telecommunications (Malaysia) Limited and Hutchison Telecommunications International (Thailand) Holdings Limited, relating to the restructuring

Exhibit Number	Description of Exhibit

10.21	Loan Agreement dated September 17, 2004 under which Hutchison Telecommunications International (Thailand) Holdings Limited borrowed an amount designated in Thai baht from Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.22	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications (Malaysia) Limited transferred a debt owed to it by Hutchison Multimedia Services (Thailand) Limited to Hutchison Telecommunications International (Thailand) Holdings Limited, relating to the restructuring

10.23	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications (Malaysia) Limited transferred a debt owed to it by Hutchison Telecommunications (Thailand) Co. Limited to Hutchison Telecommunications International (Thailand) Holdings Limited, relating to the restructuring

10.24	Sale and Purchase Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited sold one share in CGP Investments (Holdings) Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.25	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by CGP Investments (Holdings) Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.26	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Hutchison Telecommunications Investment Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.27	Sale and Purchase Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited sold one share in Fairglass Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.28	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Fairglass Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.29	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Hutchison Telecommunications Lanka (Private) Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.30	Sale and Purchase Agreement dated July 16, 2004 between Essar Telecom India Holdings Limited and HTI (BVI) Holdings Limited, relating to the restructuring

10.31	Sale and Purchase Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited sold 6 “A” shares in Hutchison Telecommunications (India) Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.32	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Hutchison Telecommunications (India) Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.33	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by CGP Investments (Holdings) Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

Exhibit Number	Description of Exhibit

10.34	Sale and Purchase Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited sold one share in Kuwata Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.35	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Certwell Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.36	Loan Assignment Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Kasapa Telecom Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.37	Sale and Purchase Agreement dated September 18, 2004 under which Hutchison Telecommunications Limited sold one share in Pearl Charm Limited to HTI (BVI) Holdings Limited, relating to the restructuring

10.38	Loan Agreement dated September 18, 2004 between Widcombe Limited and Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.39	Acknowledgement of Debt and Advances Assignment Agreement dated September 18, 2004 under which Hutchison Telecommunications Limited acknowledged a debt of owed to it by Widcombe Limited and transferred a debt owed to it by Hutchison Telecommunications Paraguay S.A. to Widcombe Limited, relating to the restructuring

10.40	Loan Assignment Agreement dated September 18, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Widcombe Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.41	Loan Assignment Agreement dated September 18, 2004 under which HTI (1993) Holdings Limited transferred a debt owed to it by Wellington Gardens Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.42	Loan Assignment Agreement dated September 18, 2004 under which HTI (1993) Holdings Limited transferred a debt owed to it by Widcombe Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.43	Loan Assignment Agreement dated September 18, 2004 under which Hutchison Telecommunications Limited transferred a debt owed to it by Pearl Charm Limited to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.44	Loan Agreement dated September 17, 2004 between Advent Investments Pte Limited and Hutchison OMF Limited, relating to the restructuring

10.45	Instrument of Transfer dated September 17, 2004 between Hutchison Telecommunications (Amsterdam) B.V. and Advent Investments Pte Limited, relating to the restructuring

10.46	Loan Agreement dated September 17, 2004 between Hutchison Telecommunications (Cyprus) Limited and Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.47	Loan Agreement dated September 17, 2004 between Hutchison Telecommunications International (Netherlands) B.V. and Hutchison Telecommunications (Cyprus) Limited, relating to the restructuring

Exhibit Number	Description of Exhibit

10.48	Instrument of Transfer dated September 17, 2004 between Advent Investments Pte. Ltd. and Hutchison Telecommunications International (Netherlands) B.V., relating to the restructuring

10.49†	Instrument of Transfer dated June 18, 2004 between Colonial Nominees Limited and Advent Investments Pte. Ltd., relating to the restructuring

10.50	Deposit Transfer Agreement dated September 17, 2004 under which Hutchison Telecommunications Limited transferred deposits deposited with it by Advent Investments Pte and Amber International Holdings Inc. to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.51	Sale and Purchase Agreement dated September 22, 2004 under which Hutchison Telecommunications Limited sold 10 shares in Amber International Holdings Inc. to Hutchison Telecommunications International (Cayman) Holdings Limited, relating to the restructuring

10.52	Loan Agreement dated September 22, 2004 between Hutchison Telecommunications International (HK) Limited and the Registrant, relating to the restructuring

10.53	Sale and Purchase Agreement dated September 22, 2004 under which Hutchison Telecommunications Investment Holdings Limited sold two shares in Hutchison Telecommunications International (HK) Limited, relating to the restructuring

10.54	Share Purchase and Loan Transfer Agreement dated September 22, 2004 under which Hutchison Telecommunications Investment Holdings Limited (1) sold one share in Hutchison Telecommunications International (Cayman) Holdings Limited and (2) transferred loans to Hutchison Telecommunications International (Cayman) Holdings Limited to the Registrant, relating to the restructuring

10.55	Sale and Purchase Agreement dated September 17, 2004 under which HTHK Limited sold one share in Hutchison Mobile Communications Limited to Hutchison Telecommunications Limited, relating to the restructuring

10.56	Sale and Purchase Agreement dated September 17, 2004 under which HTHK Limited sold one share in Tegor Limited to Hutchison Telecommunications Limited, relating to the restructuring

10.57	The Transfer and Declaration of Trust Deed dated September 17, 2004 whereby Whampoa Holdings Limited transferred its beneficial interest in the Argentine Title, Rights and Obligations, relating to the restructuring

10.58	Sale and Purchase Agreement dated September 17, 2004 between Array Holdings Limited and Hutchison Telecommunications Limited, relating to the restructuring

10.59	Tax Indemnity Deed dated September 24, 2004 between Hutchison Telecommunications Limited and the Registrant

10.60	Non-Competition Agreement dated September 24, 2004 between the Registrant and Hutchison Whampoa Limited

10.61	IPR Framework Agreement dated September 24, 2004 between Hutchison International Limited and the Registrant

10.62	Registration Rights Agreement dated September 24, 2004 among Hutchison Telecommunications Investment Holdings Limited, Cheung Kong (Holdings) Limited and the Registrant

10.63	Counter-Indemnity Agreement dated September 24, 2004 between Hutchison Whampoa Limited and the Registrant

Exhibit Number	Description of Exhibit

10.64	Share Option Scheme dated September 17, 2004 of the Registrant and its group members

10.65†	Acquisition Agreement dated January 28, 2004 among Hutchison Global Communications Holdings Limited, Vanda Systems & Communications Holdings Limited and Hutchison International Limited

10.66†	Shareholders Agreement dated April 23, 1998 between Max Telecom Ventures Limited and Hutchison Telecommunications (India) Limited and Telecom Investments India Private Limited and Hutchison Max Telecom Limited

10.67#†	Shareholders Agreement dated May 2, 2000 among Essar Teleholdings Limited, CGP India Investments Limited, Mobilvest, CCII (Mauritius) Inc., Prime Metals Ltd., Euro Pacific Securities Ltd., Jaykay Finholdings (India) Private Limited and Sterling Cellular Limited

10.68#†	Shareholders Agreement dated May 31, 2002 among Indusind Telecom Network Limited, Hamko Financial Services Limited, Kotak Mahindra Finance Limited, Trans Crystal Limited, Usha Martin Telematics Limited and Fascel Limited

10.69†	Shareholders Agreement dated April 9, 2004 between Multifaced Finstock Private Limited and CGP India Investments Limited and Telecom Investments (India) Private Limited

10.70†	Shareholders Agreement dated April 9, 2004 between Asian Telecommunication Investments (Mauritius) Limited and UMT Investments Limited and Usha Martin Telematics Limited

10.71	[Intentionally left blank]

10.72	ETH Pass-Through Agreement dated September 24, 2004 between HTI (1993) Holdings Limited, Hutchison Whampoa Limited and Hutchison Telecom (BVI) Limited

10.73	[Intentionally left blank]

10.74#†	Marketing Service Agreement dated August 14, 1996 (as amended on April 1, 1997, October 16, 2000 and August 11, 2003) between the Communications Authority of Thailand and Hutchison CAT Wireless Multimedia Company Limited

10.75#†	Lease Agreement dated October 16, 2000 among Communications Authority of Thailand, BFKT (Thailand) Limited and Hutchison CAT Wireless Multimedia Company Limited

10.76†	Hutchison Wireless Shareholders’ Agreement dated October 16, 2000 between Hutchison Telecommunications Investment Limited, GMRP (Thailand) Limited, Tawan Telecom Company Limited, Mr. Prayong Boonsong, Mr. Virat Ovararint and i-Mobile Holdings Company Limited

10.77†	Hutchison CAT Shareholders’ Agreement dated October 14, 1999 and amended October 16, 2000 between Hutchison CAT Wireless Multimedia Company Limited and Communications Authority of Thailand Telecom

10.78†	PKNS (Thailand) Limited Shareholders’ Agreement dated October 16, 2000 between Light Power Telecommunications Limited and DPBB (Thailand) Limited

10.79	Partner Relationship Agreement dated October 10, 1999 (incorporated by reference to Partner’s registration statement on Form F-1 (No. 333-10992))

10.80	Amendment to Partner Relationship Agreement dated April 23, 2002 (incorporated by reference to Partner’s annual report on Form 20-F (No. 001-14968) for the fiscal year ended December 31, 2001)

Exhibit Number	Description of Exhibit

10.81†	Amended and Restated Share Pledge dated September 10, 1998 between Advent Investments Pte. Ltd. and Bank Leumi

10.82†	Amended and Restated Share Pledge dated October 24, 1999 between Advent Investments Pte. Ltd. and Bank Leumi

10.83†	Share Pledge dated June 23, 2004 between Advent Investments Pte. Ltd. and Bank Leumi

10.84*	Hong Kong Underwriting Agreement

21.1†	List of subsidiaries of the Registrant

23.1†	Consent of PricewaterhouseCoopers

23.2†	Consent of Kesselman and Kesselman

23.3†	Consent of Conyers Dill & Pearman, Cayman (included in Exhibit 5.1)

23.4	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2) (incorporated by reference to the Depositary’s Registration Statement on Form F-6 (File No. 333-119242), filed with the Securities and Exchange Commission on September 24, 2004 with respect to the American Depositary Receipts)

23.5†	Consent of Baker & McKenzie Limited

23.6†	Consent of DTZ Debenham Tie Leung Limited

24.1†	Powers of Attorney (included in signature pages in registration statement)

*	To be filed by amendment.
#	Confidential treatment has been requested. Confidential material has been redacted and separately filed with the Securities and Exchange Commission.
†	Previously filed.